7. NOTES PAYABLE	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
7. NOTES PAYABLE

7. Notes Payable

Short Term Notes Payable

At December 31, 2012, the Company maintained two notes payable to IQMS, an enterprise resources planning software provider, in the amount of $33,500, as well as a note to Premium Assignment Corporation , an insurance premium financing company, in the amount of $ 32,500. These notes are 12 month straight-line amortizing loans dated June 29, 2012 and July 4, 2012, respectively, with monthly principal and interest payments of approximately $4,500 and $11,000 per month, respectively.

Total outstanding short term notes at December 31, 2012 was approximately $ 66,000 due within one year. The notes carry annual interest rates ranging between 5% and 6%.

Loan Payable

At December 31, 2009, the Company maintained a line of credit in the amount of $75,000 with Pacific International Bank of Seattle, Washington. This line was converted to a 36 months straight-line amortizing loan on February 24, 2010, with monthly principal and interest payment of $2,226 per month due February 2013. Interest is charged at a rate of 7.5%. At December 31, 2012, a balance of approximately $4,000 was outstanding, classified as current loan payable.

Notes Payable – Past Due

At December 31, 2010, the Company was past due on four short-term notes totaling approximately $614,000 of principal and accrued interest. On February 7, 2011, the Company was successful in re-negotiating two of the four remaining past due Notes. These notes are due on demand and interest is charged at rates ranging between 15-18%. For the year ended December 31, 2011, the Company recorded a gain on debt restructured of approximately $60,000 from this transaction. The principal and accrued interest balance at December 31, 2012 and 2011 were approximately $420,000 and $362,000, respectively.